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EXHIBIT 32

                    CERTIFICATION PURSUANT TO RULE 13a-14(b)
                    OF THE SECURITIES EXCHANGE ACT OF 1934,
                    AS AMENDED, AND 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Continan Communications, Inc. (the "Company") hereby certifies to such officer's knowledge that the Company's Amendment No. 1 to the Annual Report on Form 10-KSB/A for the year ended December 31, 2007 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Amendment No. 1 to the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: March 12, 2009                       Name:  /s/ Marcia Rosenbaum
                                                 -----------------------
                                                  Marcia Rosenbaum
                                          Title:  Chief Executive Officer and
                                                  Chief Financial Officer